UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

October 12, 2005

(Date of earliest event reported)

a21, INC.
(Exact name of registrant as specified in charter)

Texas
(State or other Jurisdiction of Incorporation or Organization)

000-51285	74-2896910
(Commission File Number)	(IRS Employer
Identification No.)

7660 Centurion Parkway
Jacksonville, Florida 32256
(Address of Principal Executive Offices and zip code)
904-565-0066
(Registrant's telephone
number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

As of October 12, 2005, a21, Inc. ("a21") completed the acquisition of all of the outstanding stock of LCJ Acquisitions Limited and its subsidiaries, Ingram 1001 Limited and Ingram Publishing Limited (collectively "Ingram") from its shareholders. Ingram is a UK-based provider of subscription, CD-ROM and individual royalty-free images as well as vector graphics and fonts, vehicle online templates, and print price guides for the worldwide graphics design, printing, sign making, advertising and publishing communities. a21 filed a Current Report on Form 8-K on October 18, 2005 in connection with the above referenced transaction. Item 9 of that Current Report is hereby amended and restated in its entirety as set forth below to include the financial statements and pro forma information required by Item 9 of Form 8-K:

(a) Consolidated balance sheets of LCJ Acquisitions Limited and subsidiaries as of May 31, 2005 and 2004; statements of operations, changes in stockholders' equity and cash flows for the two years then ended; report of Baker Tilly, Registered Auditor and Chartered Accountants, thereon dated December 20, 2005, attached hereto as Exhibit 99.1.

(b) Combined pro forma financial information of a21 and Ingram as of and for the nine months ended September 30, 2005 ( Ingram as of October 12, 2005 and for the nine months ended August 31, 2005) giving effect to the financing and acquisition as if they occurred on January 1, 2005 (9 months of amortization of applicable items) and pro forma consolidated statement of operations of a21 and Ingram for the year ended December 31, 2004 (Ingram for the year ended February 28, 2005) giving effect to the financing and acquisition as if they occurred on January 1, 2004 (12 months of amortization for applicable items), attached hereto as Exhibit 99.2.

(c) Exhibits
Exhibit	Description
10.1	Share Purchase Agreement between Louis Anthony Lockley Ingram, John Bohill, Cathal John Sheehy, Superstock Limited and a21, Inc., dated October 12, 2005
10.2	Sale and Purchase Agreement between Clonure Limited and Superstock Limited dated October 12, 2005
10.3	Minority Sale and Purchase Agreement between Andrew Eric Lawson Smith and Superstock Limited dated October 12, 2005
10.4	Minority Sale and Purchase Agreement between David Jeffrey, Sumi Jeffrey and Superstock Limited dated October 12, 2005
10.5	Minority Sale and Purchase Agreement between Ruth Ingram and Superstock Limited dated October 12, 2005
10.6	Subscription Agreement by Clonure Limited dated October 12, 2005
10.7	Subscription Agreement by Louis Ingram dated October 12, 2005
10.8	Subscription Agreement by David Jeffery dated October 12, 2005
10.9	Exchange Agreement between a21, Inc., Clonure Limited, Louis Anthony Lockley Ingram and David Jeffrey dated October 12, 2005
10.10	Service Agreement between LCJ Acquisitions Limited and Cathal Sheehy, dated October 12, 2005
10.11	Service Agreement between LCJ Acquisitions Limited and John Bohill, dated October 12, 2005
10.12	Service Agreement between LCJ Acquisitions Limited and Louis Ingram, dated October 12, 2005
23.1	Consent of Baker Tilly
99.1	LCJ Acquisitions Limited Consolidated Financial Statements for the Year Ended May 31, 2005
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of a21, Inc. as of September 31, 2005 and for the Nine Months Then Ended and the Year Ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, Inc.

Date: December 23, 2005	By:	/s/ Thomas V. Butta
Name: Thomas V. Butta
Title: President